                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 14, 2002
             ......................................................
                Date of Report (Date of earliest event reported)


                                   Dtomi, Inc.
    .........................................................................
             (Exact name of registrant as specified in its charter)

       Nevada                                                    98-0207554
   ..........................................................................
 (State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                    File Number)          Identification No.)


            200 9/th/ Avenue, Suite 220, Safety Harbor, Florida 34965
         ...............................................................
               (Address of principal executive offices)      (Zip Code)

                                 (727) 723-8664
             ......................................................
               Registrant's telephone number, including area code

                  285B Lakeview Boulevard, Cocoa, Florida 32926
             ......................................................
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.

On January 21, 2002, the Company effected that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), first entered into on January 14, 2002, as amended, by and between Dtomi, Inc., a Nevada corporation (the "Company") and International Manufacturers Gateway, Inc., a Delaware corporation ("IMG"), to purchase from IMG certain of IMG's assets, which principally consist of business information and materials, software, domain names, customers, customer lists, databases and proprietary technology (the "Assets"). Under the terms of the Asset Purchase Agreement, the Company acquired IMG's Assets for 9,673,794 shares of common stock of the Company (the "IMG Shares"). The Asset Purchase Agreement is further discussed in Item 2. A copy of the Asset Purchase Agreement is attached to this Current Report on Form 8-K (the "Report") as Exhibit 10.3. A copy of Amendment No. 1 to the Asset Purchase Agreement is attached to this Report as Exhibit 10.4. The foregoing description is qualified in its entirety by reference to the full text of Exhibits 10.3 and 10.4.

After effectiveness of the Asset Purchase Agreement, there are approximately 15,787,794 shares issued and outstanding of common stock of the Company. The IMG Shares represent approximately 61% of the issued and outstanding voting securities of the Company. The current shareholders of the Company, after effectiveness of the Asset Purchase Agreement, own 6,114,000 shares of Common Stock of the Company, which represents approximately 39% of the issued and outstanding voting securities of the Company.

-----------------------------------------------------------------------------------------------------------------------

                       Name and address                   Number of Shares          Percentage of
Title of class         of beneficial owner                of Common Stock           Common Stock/(1)(2)/
-----------------------------------------------------------------------------------------------------------------------
Common Stock           International Manufacturers        9,673,794 Shares          61.3%
                       Gateway, Inc.
                       P.O. Box 970939
                       Boca Raton, FL 33497-0939

-----------------------------------------------------------------------------------------------------------------------

(1) Based on a total of 15,787,794 shares of our common stock issued and outstanding as of January 28, 2002.
(2) Includes 15,000 shares of common stock which the Company will issue to Richard Libutti as compensation for his services.
-----------------------------------------------------------------------------------------------------------------------


Item 2.  Acquisition or Disposition of Assets.

Under the terms of the Asset Purchase Agreement, the Company acquired the Assets for 9,673,794 shares of common stock of the Company. The Company also assumed certain of IMG's liabilities, which include, without limitation, certain accounts payable and notes payable.

Item 5.  Other Events and Regulation FD Disclosure.

WITHDRAWAL OF SCHEDULE 14C

On January 15, 2002, the Company notified the U.S. Securities and Exchange Commission (the "SEC") of the withdrawal of its Preliminary Information Statement on Schedule 14C, filed November 21, 2001 (the "Withdrawal"). The Company effected the Withdrawal pursuant to its determination that, for business, financial and operational reasons, that certain contemplated Agreement and Plan of Merger, dated October 24, 2001, by and among the Company, IMG and Dtomi Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger Sub"), pursuant to which IMG would merge with and into the Merger Sub, was no longer a desirable form of the transaction. A copy of the notice to the SEC is attached to this Report as Exhibit 99.1, and is incorporated herein by reference with respect to the matters described therein.

CHANGE IN DIRECTORS AND OFFICERS

Effective January 28, 2002, Parnell Clitus, David M. Otto and John "JT" Thatch were appointed to the board of directors of the Company. On January 28, 2002, Richard Libutti resigned as a director, President, Secretary and Treasurer. Mr. Thatch will serve as the Company's Chief Executive Officer, President and Treasurer. Mr. Otto will serve as the Company's Secretary and Chairman of the Board.

DESCRIPTION OF BUSINESS

Forward-Looking Statements
--------------------------

Certain statements in this Report, other than historical information, should be considered forward-looking in nature and are subject to various risks or uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the operating results, performance or financial condition are risks surrounding the closing of the acquisition, the integration of IMG's business following the effectiveness of the Asset Purchase Agreement (including customers, hardware and marketing information) and the Company's ability to achieve and manage growth. Additional factors that will impact the Company's success include the Company's ability to attract and retain qualified personnel; the Company's dependence on proprietary technology; technological changes and costs of technology, industry trends; competition; ability to develop markets; changes in business strategy or development plans; availability; terms and deployment of capital; changes in government regulation; general economic and business conditions; other factors referenced in this Report; and other factors discussed in the Company's filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Report. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

The Company and its Products
----------------------------

Dtomi, Inc., a Nevada corporation ("Dtomi" or the "Company"), was originally incorporated as "Recon Rubber Corporation" on June 11, 1998. The Company changed its name to "Copper Valley Minerals Ltd." on July 1, 1999. Subsequently, the Company changed its name to "Dtomi, Inc." on October 25, 2001. Currently, the Company has one wholly-owned subsidiary, Dtomi Acquisition Corp., a Delaware corporation, in which it owns all of the issued and outstanding common stock.

Under the terms of the Asset Purchase Agreement, the Company acquired IMG's Assets for 9,673,794 shares of common stock of the Company. The Company also assumed certain of IMG's liabilities, which include, without limitation, certain accounts payable and notes payable.

The Company is a development stage company which uses database algorithms to compile and sell corporate intelligence and marketing information. The Company turns business data into market intelligence by gathering, analyzing and executing on critical data for sales and marketing professionals to grow their businesses. The Company combines its proprietary technology with a database of over 400,000 manufacturers, 22,000 products and expertise in permission-based marketing to identify new markets and prospects for clients and to facilitate initiation of the sales process.

The primary services offered by the Company include (i) the sale of market intelligence data and (ii) "Dtomi Direct." Dtomi Direct is a direct marketing application that allows the Company to act as an outsourced leads generation and sales prospecting team for its customers, which include, without limitation, manufacturers, distributors and purchasers (collectively, the "Customers"). Dtomi Direct leverages its direct marketing techniques on behalf of its clients. The Company expects the Dtomi Direct service to enhance its growth and revenue potential by providing the Company with the ability to outsource direct marketing services using marketing tools and methods that incorporate the Company's proprietary technology (the "Tools"). The technology filters and data-mining algorithms inherent in the Tools analyze and create marketing opportunities and analyses in a highly accurate and efficient manner.

The Company expects to generate revenues from its Customers in connection with
(i) selling market intelligence to its Customers and (ii) assisting its Customers in identifying new markets and prospects for clients and facilitating initiation of the sales process with Dtomi Direct.

Competition
-----------

While the Company believes no other company currently provides all the services that the Company offers, there are two (2) classes of competitors which provide a portion of the services that the Company offers: (i) database suppliers and
(ii) online publishing companies.

Database suppliers include print and electronic database compliers that provide manufacturing information. Competitors in this category include companies such as InfoUSA, Thomas Register, Dunn & Bradstreet and Harris InfoSource. These companies have their roots in publishing business information, but use traditional methods to execute their business models, such as publishing printed books and directories of market information and offering these printed books and directories to potential interested persons. The data-compiling process is labor-intensive and expensive, which results in nominal margins. Further, these companies may lack the capital and technology that is required to migrate to an online business model, which will limit their ability to compete with the Company in an online environment.

Online publishing companies are publishing houses that have an online presence with the intent of providing data intelligence by using their subscription base as a source for industry information. Competitors in this category include companies such as Hoovers, Inc. and Cahners, a division of Reed Elsevier, Inc. These companies focus on publishing using expensive content-gathering mechanisms with a limited niche market focus. Typically, these companies partner with technology companies that can provide high-tech solutions to their processes. This arrangement, however, is a more expensive way to conduct business in an online environment. In contrast, by already having both an online presence and the Tools to make the data-compiling process more seamless, the Company provides a network for manufacturers, distributors and purchasers to access relevant market information for the purchase and sale of their goods and/or services.

Assets
------

Pursuant to the terms and conditions of the Asset Purchase Agreement, the Company acquired business information and materials, software, domain names, customers, customer lists, databases and proprietary technology. The Company plans to evaluate the value of the domain names acquired and make a decision whether it is in the best interests of the Company to continue to hold the ownership rights to such domain names.

Employees
---------

Currently, the Company has four (4) of employees, all of whom are full-time employees. None of the employees is subject to collective bargaining agreements. Additionally, the Company is working with independent contractors to fulfill current sales and marketing needs. Over the next twelve (12) months, the Company plans on hiring additional employees to fulfill its staffing requirements as the need arises due to growth and expansion of both the Company and its products and services.

Marketing Plans
---------------

To achieve certain revenue goals over the next year the Company will promote its products through several marketing sources, from manufacturing associations, manufacturing representatives and online marketing efforts, utilizing the Company's "Dtomi Direct" program, strategic relationships and cost-effective promotion and advertising campaigns. The Company's sales and marketing efforts will initially target the entire United States, with an emphasis in heavy industrial areas. The Company's goals are to become the leading aggregator and distributor of manufacturing data by gathering fragmented manufacturing data from disparate sources worldwide into a collective, powerful, interlocking matrix of concise information.

Principal Agreements
--------------------

At this time, the Company has not entered into any principal agreements.

DESCRIPTION OF PROPERTY

The Company recently relocated its offices to 200 Ninth Avenue, Suite 220, Safety Harbor, Florida 34965 and is in the process of transferring the computer systems acquired from IMG to its new offices. The Company is subleasing office space from New Millennium Media International, Inc., the terms and conditions of which are in the negotiation stage.

LEGAL PROCEEDINGS

The Company is not currently subject to any legal proceedings.

RISK FACTORS

The Company is a development stage company with a limited history of operations. If the Company is unable to successfully execute its business plan, its business and operating results will suffer. There is no certainty that the Company will be successful in developing the business of the Company described herein, or that its facilities or employees will be capable of satisfactorily carrying out such business. The Company has limited resources. As the Company is venturing into a new market, it is likely to be subject to risks that management has not anticipated.

 Start-up Company; Limited Operating History. The Company is in a development stage and its operations will be subject to all the risks inherent in the establishment of a new business enterprise, including limited capital, possible delays in the development of the Company's web site, implementation of the Company's business plan, uncertain market conditions and the absence of a company operating history. The likelihood that the Company will succeed must be considered in light of the problems, expenses, and delays frequently encountered in connection with the development of new businesses, as well as many other factors. There can be no assurances that the Company's plans will either materialize or prove successful or that the Company will be profitable. Some of the specific risks include whether the Company is able to:

        .     Develop and constantly improve functional and attractive product and service offerings;
        .     Attract and maintain a large base of clients for the Company's products;
        .     Provide useful content to clients, either through search engines and e-mail delivery services or through strategic relationships with content providers;
        .     Establish and maintain relationships with advertisers,  sponsors,
              e-commerce partners,  distribution partners, and service and content providers;
        .     Expand sales and marketing efforts;
        .     Retain and motivate qualified personnel; and
        .     Respond successfully to competitive developments.

Need for Additional Financing. The Company will require additional financing to meet its obligations and to pursue its current or future plans for expansion and product development. The Company has generated no revenues since its inception. The Company expects to incur additional losses over the next twelve (12) months. In the short run, losses may result because the increased level of expenses may exceed anticipated projected revenues as the Company focuses on the further enhancement of its system. No assurance can be given that the Company will be profitable in the future or that its business strategy will be successful. If the Company should need further financing in the future, there can be no assurance that the Company will successfully obtain additional financing on favorable terms, or at all. In addition, if issuing equity securities to raise additional funds, further significant dilution to shareholders could result. If sources of acceptable financing are not available, the Company would be adversely affected.

Implementation of Business Model. Because the Company is in the early stages of launching its sales and marketing campaign for its products, the Company's business model is evolving and unproven and if revenues are not generated from the planned sources. The Company's business model will continue to develop as the Company explores opportunities in new and unproven areas. The Company is unable to forecast its revenues with any degree of certainty as a result of limited operating history and unproven business model. The Company bases its current and projected expense levels largely on its estimates of future revenues. The success of the business depends on increasing revenues to offset expenses. If the Company's revenues are less than expected, or if the operating expenses are more than expected or cannot be reduced, the business, financial condition and operating results will be materially and adversely affected.

Good Title to Assets Acquired from IMG. The assets which make up the core business of the Company were acquired from IMG pursuant to the terms and conditions of the Asset Purchase Agreement. The Company's ability to exploit and use the assets and technologies acquired from IMG will depend, in part, on having good title to the assets and technologies. Pinnacle Covenant Group ("Pinnacle" or the "Lien Holder") has a UCC-1 Financing Statement filed against the intellectual property of IMG, now existing or hereafter acquired or produced by IMG (the "Lien") in connection with that certain Convertible Promissory Note, dated May 17, 2001, between IMG and Pinnacle for One Hundred Fifty Thousand Dollars ($150,000). Although the Company has received preliminary indications from the Lien Holder that such Lien will be released pursuant to negotiations between the Lien Holder and the Company, there is no guarantee that the Lien will, in fact, be released and therefore the asset which were acquired pursuant to the Asset Purchase Agreement may not be retained by the Company. Additionally, if IMG files a petition for bankruptcy, a bankruptcy court could avoid the purchase of the Assets.

General Economic Conditions May Negatively Impact Our Operations. A broad-based recession can cause business and individual customers to delay or forego entirely investments in value-added business information products such as ours. Similarly, companies often drastically reduce advertising expenditures in anticipation of an economic downturn. A recession in the United States, thus, may have a material adverse effect on our ability to generate revenue streams. A general slowdown in the economy can cause businesses to reduce discretionary spending in areas such as advertising and with business information providers as well as create greater risk of business failure among existing customers.

Markets Uncertain. The Company's future success depends on the ability to attract clients for its products, advertisers, sponsors and e-commerce partners and on the acceptance and increased use of the products and services. The failure to obtain a sufficiently large number of clients, sponsorships, e-commerce relationships and widespread use of the products and services will have a material and adverse effect on the business, financial condition and operating results.

Acquisitions and Investments. The Company may acquire or make investments in additional complementary businesses, technologies, services or products if appropriate opportunities arise. This acquisition and investment strategy has the following risks:

     . May not be able to identify suitable acquisition or investment candidates at reasonable prices;
     . May not be able to successfully integrate services, products or personnel of any acquisition or investment into the operations;
     .    May acquire unknown liabilities in these acquisitions or investments;
          and
     . Costs associated with these acquisitions, including the amortization of intangible assets, will adversely affect profitability.

Internet Usage. The Company's success will depend substantially upon the continued adoption of the Internet as an attractive platform for commerce, advertising, communication and business applications. To date, many businesses, advertisers and consumers still have only limited experience with the Internet as a commercial, advertising and communications medium and platform for business applications. The Company's business will suffer if the Internet is not adopted as a sustainable commercial, advertising and communication medium. The use of the technology requires the acceptance of new ways of exchanging information and conducting business. E-commerce will account for a significant portion of the future revenues and if e-commerce does not grow or grows slower than expected then the overall business will suffer. A number of factors could prevent acceptance of e-commerce, including:

     . E-commerce is still at an early stage and buyers may be unwilling to shift their purchasing from traditional vendors to online vendors;
     . The necessary network and telecommunications infrastructure for substantial growth in usage of the Internet may not develop;
     . Increased government regulations or taxation may limit the growth of e-commerce; and
     . Adverse publicity and consumer concern about the security of e-commerce transactions may discourage its acceptance and growth.

Future success depends upon the Company's ability to deliver compelling Internet content, products and services that will attract users. If the Company is unable to offer Internet content or products and services that attract a loyal clientele, it could have a material adverse effect on the business, financial condition and operating results.

Intense Competition. The Company expects to experience intense competition from numerous current and future sources including providers of Internet business to business services, database providers, and traditional hard copy catalogue and index companies. Many of these potential competitors have significantly greater financial, technical, marketing and other resources than the Company. Our competitors may be able to produce more effective products, to response more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products than the Company. The Company expects to face additional competition as other established and emerging companies enter the market and as new products and other technologies are introduced. Increased competition could result in price reductions, fewer customers or members, reduced gross margins and loss of market share, any one of which could materially and adversely affect the Company's business operating results and financial condition.

Systems, Technology and Products Under Development. The business depends on the efficient and uninterrupted operation of the computer and communication systems. The Company's computer and communication systems will be located at its principal office in Safety Harbor, Florida. Although the Company has not experienced a system failure or significant interruption, any system interruptions that cause the services to be unavailable or result in slower response times could result in a loss of potential or existing clients, sponsors and e-commerce partners, and insurance may not be sufficient to cover losses from these events. The Company plans to update and enhance its existing system. When introduced, the update products will be unproven in the marketplace as finished products. There can be no assurance that these products will be complete and commercially introduced at the times scheduled by the Company, if ever, or that, if completed and introduced, that these products will function in accordance with the Company's current expectations or be able to compete successfully in the marketplace. In addition, there can be no assurance that a competitor will not introduce similar or competitive technology or products to the marketplace. The Company may not discover software defects that affect our new or current services or enhancements until after they are deployed. These defects could cause service interruptions, which could damage our reputation and brand value, increase our service costs, cause loss of revenues, delay market acceptance or divert product development resources, any of which could cause the business to suffer. The Company's products may require significant ongoing technology and programming enhancements. Should we be unable to source the required technology or programming ability, completion of product enhancements could be negatively impacted.

Need to Recruit and Retain Key Personnel. At the present time, the Company has four (4) employees, including administrative, marketing and technical staff members. Additionally, the Company is working with independent contractors to fulfill current sales and marketing needs. In addition to updating the technology, the success of the Company will depend largely on the ability of the Company to recruit and retain a qualified, experienced management team as well as other qualified employees, particularly highly skilled technical support personnel. The Company does not have "Key Person" life insurance policies on any of its officers or associates. The competition for such personnel is intense. The Company will compete with some of the major computer, communications, consulting and software companies, as well as IT departments of major corporations, in seeking to attract qualified personnel. Any failure by the Company to successfully expand and integrate its management team or its technical support personnel would materially and adversely affect the Company's business, operating results and financial condition.

Need for Additional Technology Development. The Company's products need additional development to be fully enabled for customer use and generate increased revenue. While the database is complete, the current searching technology allows customers to view approximately ten percent of the available information fields for any database record. Additionally, while a search may result in several hundred or more records, the current technology allows customers to view only the first 200 records. The search and match technology was initially offered to customers as a value-added tool and was not intended as a revenue generator. The revised model calls for this technology to be the basis of significant revenue generation and a core driver of the Company's revenue model and business plan. While the Company's plan includes fully developing our technology to address the above limitations and drive revenues, any delay or inability to complete such development or a lack of customer acceptance of our products would result in a negative impact to our business, would negatively impact our revenue model, and would result in a reduction in the value of your investment.

Limited Protection of Proprietary Rights. The Company's success and ability to compete depend to a significant degree upon its proprietary technology, software products, and database. The Company attempts to protect them under a combination of patent, copyright, trade secret and trademark laws and contractual restrictions on employees and third parties. The Company generally enters into non-disclosure and confidentiality agreements with its employees, consultants, advisors, and financing sources. Despite these precautions, it may be possible for unauthorized parties to copy the Company's software or to reverse-engineer or otherwise obtain and use information that the Company regards as proprietary. In addition, the laws of some foreign countries do not protect proprietary technology to the same extent as the laws of the United States. The Company believes that its products and services do not infringe the rights of third parties, including patents, copyrights and trade secrets of others; however, while the Company has not received notice of any infringement claims, third parties may assert such claims against the Company, and such claims could require the Company to enter into licensing agreements for technology or database in question or royalty arrangements or result in litigation, which could materially and adversely affect the Company's business, operating results and financial condition. Moreover, the Company's financial resources may not be adequate to actively pursue litigation as a means of asserting, enforcing or defending its intellectual property rights.

Legal Proceedings. While the Company is not subject to any legal proceedings, the potential exists that legal proceedings, if any, brought against IMG and/or its assets, will impact on the Company and the assets it acquired pursuant to the Asset Purchase Agreement. The Company cannot guarantee that the Company will be held harmless and/or the Company's assets will not be the subject of any potential legal proceeding.

Government Regulation. Government regulation may impose additional burdens on the business. It may also impede the growth in Internet use and thereby decrease the demand for our products and services or otherwise have a material adverse effect on the business, financial condition and operating results because of the Internet's popularity and growth, new laws and regulations may be adopted in such areas as:

     .    Online content;
     .    User privacy;
     .    Taxation;

     .    Access charges;
     .    Online copyright protection; and
     .    Consumer protection

Additionally, United States and foreign laws applicable to e-commerce or Internet communications are becoming more prevalent. Any new legislation or regulation regarding the Internet, or the application of existing laws and regulations, to the Internet, could materially adversely affect the Company.

Director and Officer Liability and Indemnification. The Company's articles of incorporation, as amended, provide that the liability of our directors is limited and that we will indemnify the Company's directors and officers to the fullest extent permitted by law. Insofar as indemnification for liabilities arising under the Securities Act may be provided to the Company's directors, officers and controlling persons pursuant to those provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

The Company's articles of incorporation contain provisions, which eliminate the personal liability of our directors to us or our stockholders for monetary damages for breach of their fiduciary duty as a director to the fullest extent permitted by Nevada law, except for liability:

(1) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law; and

(2)  the payment of dividends in violation of Nevada Revised Statute 78.300.

These provisions do not affect a director's responsibilities under any other laws, including the federal securities laws and state and federal environmental laws.

Penny Stock Regulations of the U.S. Federal Securities Laws. The Company's securities are subject to the penny stock rules because the current value of the stock is below the $5.00 per share threshold triggering the application of penny stock rules. Penny stocks are generally equity securities with a price of less than $5.00 per share (other than securities registered on certain national exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules to deliver a risk disclosure document that provides information about the nature and level of risk in the penny stock market. The broker-dealer also must provide the customer with current bid and offer transactions, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the broker-dealer must make a special written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity and the secondary market for a security that becomes subject to the penny stock rules. Therefore, investors may find it more difficult to sell their shares.

Key Man Life Insurance.

At this time, the Company does not have key man life insurance for any of its directors, officers or executive management.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Selling Assets. The audited financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial Report is filed.

(b) Pro Forma Financial Information. The pro-forma financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial Report is filed.

(c)     Exhibits.

     Exhibit
     Number         Description
     ------         -----------

     10.3 Asset Purchase Agreement, dated January 14, 2002, by and between Dtomi, Inc. and International Manufacturers Gateway, Inc.

     10.4 Amendment No. 1 to Asset Purchase Agreement, dated January 21, 2002, by and between Dtomi, Inc. and International Manufacturers Gateway, Inc.

     99.1 Letter to the SEC, dated January 15, 2002, providing notification of Dtomi's withdrawal of its Preliminary Information Statement on Schedule 14C filed November 21, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Dtomi, Inc.
                                            (Name of Registrant)


Date: January 28, 2002                      By: /s/ John "JT" Thatch
                                                ------------------------------
                                                John "JT" Thatch
                                                President

                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   -----------

10.3 Asset Purchase Agreement, dated January 14, 2002, by and between Dtomi, Inc. and International Manufacturers Gateway, Inc.

10.4 Amendment No. 1 to Asset Purchase Agreement, dated January 21, 2002, by and between Dtomi, Inc. and International Manufacturers Gateway, Inc.

99.1 Letter to the SEC, dated January 15, 2002, providing notification of Dtomi's withdrawal of its Preliminary Information Statement on
          Schedule 14C filed November 21, 2001